Basic and diluted net earnings per share	12 Months Ended
Dec. 31, 2014
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share
Basic and diluted net earnings per share
Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares outstanding and subscription receipts issued (note 14 (a)(iii)) during the year. Diluted net earnings per share is computed using the weighted-average number of common shares, subscription receipts issued, additional shares issued subsequent to year-end under the dividend reinvestment plan, PSUs and DSUs outstanding during the period and, if dilutive, potential incremental common shares issuable upon the exercise of stock options. The dilutive effect of outstanding stock options is reflected in diluted earnings per share by application of the treasury stock method.
The reconciliation of the net earnings and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	2014	2013
Net earnings attributable to shareholders of APUC	$75,701	$20,296
Series A Preferred shares dividend	5,400	5,400
Series D Preferred shares dividend	4,103	—
Net earnings attributable to common shareholders of APUC	$66,198	$14,896
Discontinued operations	(2,127)	(42,011)
Net earnings attributable to common shareholders of APUC from continuing operations - Basic and Diluted	$68,325	$56,907
Weighted average number of shares
Basic	213,953,870	204,350,689
Effect of dilutive securities	2,387,722	1,482,515
Diluted	216,341,592	205,833,204

The shares potentially issuable as a result of 1,786,401 stock options (2013 – 885,418) are excluded from this calculation as they are anti-dilutive.